Exhibit 99.1

Constant Contact Announces Two New Appointments to Board of Directors

And a $50 Million Stock Repurchase Program

WALTHAM, Mass. – June 4, 2015 – Constant Contact®, Inc. (NASDAQ: CTCT) announced today that Julie M. B. Bradley and Lisa Weinstein have been appointed to the company’s board of directors, effective July 1, 2015. Bradley will serve on the audit committee and Weinstein will serve on the nominating and corporate governance committee. The company also announced a $50 million stock repurchase program.

Bradley is senior vice president and chief financial officer (CFO) of the world’s largest travel site, TripAdvisor (NASDAQ: TRIP). Over the last four years as CFO, Bradley has guided the company through a spin-off and played a critical role in developing and executing its global growth strategy. During that time, TripAdvisor nearly doubled revenue to $1.2 billion, completed 18 acquisitions, strengthened and extended its platform for users and advertising partners, and returned capital to shareholders through a stock repurchase plan.

Bradley currently serves on the board of the TripAdvisor Charitable Foundation, Wayfair Inc. (NYSE: W) and the Judge Baker Children’s Center, and previously served on the board of ExactTarget.

Weinstein is president of global digital, data, and analytics at Starcom MediaVest Group (SMG) where she has been instrumental in pioneering new ways to leverage online, mobile, social, and search, as well as the data those media generate. She serves as the digital guide for some of the biggest marketers in the world, including Coca-Cola, P&G, and Kraft. Prior to SMG, she ran Mindshare Chicago where, at 32 years old, she was the youngest person to ever run an office for the agency and oversaw more than $1 billion in billings for brands including BP and Motorola.

Weinstein serves as an advisor for a number of start-ups in the media and ad-tech business and is a member of Google’s Global Media Council, Twitter’s Client Council, American Advertising Federation (AAF) Board of Directors, and the Interactive Advertising Bureau (IAB) Agency Advisory Board.

“I am thrilled to be adding Julie and Lisa to the Constant Contact board of directors,” said Gail Goodman, chief executive officer of Constant Contact. “Julie’s fiduciary leadership during a time of tremendous growth at TripAdvisor will serve us well. Lisa’s unparalleled digital marketing and analytics expertise will prove invaluable as we aggressively pursue the rapidly evolving online and mobile marketing opportunities for our small business customers. We greatly look forward to their future contributions to our board.”

Goodman continued, “The $50 million stock repurchase program we announced today, the third in the history of Constant Contact, reflects our continued belief that we have the strategy, products, and team to achieve our long-term vision. Our strong financial position allows us to invest in growing our business and achieving our strategic objectives, while at the same time returning cash to shareholders.”

Stock Repurchase Program

Under the stock repurchase program, Constant Contact is authorized to repurchase up to $50 million of the company’s common stock. The company intends to purchase shares pursuant to a 10b5-1 trading plan through July 2016. Shares may also be repurchased from time-to-time in privately negotiated transactions or in the open market in accordance with applicable securities laws and stock exchange rules. The timing and amount of any stock repurchases will be determined by Constant Contact’s management based on its evaluation of market conditions, share price and other factors. The stock repurchase program does not obligate Constant Contact to acquire any particular amount of common stock and may be suspended, modified or discontinued at any time at the company’s discretion without prior notice. The company expects to fund the stock repurchase program from its cash and cash equivalents.

About Constant Contact®, Inc.

Constant Contact introduced the first email marketing tool for small businesses, nonprofits, and associations in 1998. Today, the company helps more than 600,000 customers worldwide find marketing success through the only all-in-one online marketing platform for small organizations. Anchored by our world-class email marketing tool, Constant Contact helps small businesses drive repeat business and find new customers. It features multi-channel marketing campaigns (newsletters/announcements, offers/promotions, online listings, events/registration, and feedback) combined with shared content, contacts, and reporting; free award-winning coaching and product support; and integrations with critical business tools – all from a single login. The company’s extensive network of educators, consultants/resellers, technology providers, franchises, and national associations offer further support to help small organizations succeed and grow. Through its Innovation Loft, Constant Contact is fueling the next generation of small business technology.

Constant Contact and the Constant Contact Logo are registered trademarks of Constant Contact, Inc. All Constant Contact product names and other brand names mentioned herein are trademarks or registered trademarks of Constant Contact, Inc. All other company and product names may be trademarks or service marks of their respective owners.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the company’s pursuit of rapidly evolving online and mobile marketing opportunities for its small business customers, the company’s strategy, products and team and the company’s $50 million stock repurchase program. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions that are not statements of historical fact are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Constant Contact’s control. Constant Contact’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, the company’s ability to attract new customers and retain existing customers, the company’s dependence on the market for email marketing services for small organizations, the success of Constant Contact Toolkit, adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which the company operates, the company’s ability to successfully develop and introduce new offerings or enhancements to existing products and integrate its products in an effective manner, adverse regulatory or legal developments, litigation risk and expense, the company’s ability to continue to promote and maintain its brand in a cost-effective manner, changes in the competitive environment, the company’s ability to compete effectively, the company’s ability to attract and retain key personnel, the company’s ability to protect its intellectual property and other proprietary rights, the company’s ability to successfully execute the stock repurchase program, and other risks detailed in Constant Contact’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Constant Contact’s views as of the date of this press release. The company anticipates that subsequent events and developments will cause its views to change. Constant Contact undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Constant Contact’s views as of any date subsequent to the date of this press release.

(CTCT-F)

Media Contact:

Erika Tower

Constant Contact

781-482-7039

pr@constantcontact.com

Investor Contact:

Jeremiah Sisitsky

Constant Contact

339-222-5740

ir@constantcontact.com

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